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                                                               EXHIBIT 10.15



                  AMENDED AND RESTATED STOCK PLEDGE AGREEMENT

     THIS AMENDED AND RESTATED STOCK PLEDGE AGREEMENT (this "Agreement") is made as of January 22, 1997, by INTEGRITY INCORPORATED, a Delaware corporation ("Pledgor"), in favor of CREDITANSTALT CORPORATE FINANCE, INC. (the "Lender") under the Loan Agreement referred to below.

                             W I T N E S S E T H :

     WHEREAS, Pledgor has entered into a Loan and Security Agreement, dated as of August 2, 1996 (as the same may be amended, modified or supplemented from time to time, the "Loan Agreement"), pursuant to which the Lender agreed, subject to the terms and conditions set forth therein, to make certain loans to Pledgor in the aggregate principal amount of up to $19,000,000; and

     WHEREAS, Pledgor owns all of the issued and outstanding shares of capital stock ("Shares") of each of Pledgor's subsidiaries (each, a "Subsidiary" and collectively, the "Subsidiaries"); and

     WHEREAS, pursuant to a Stock Pledge Agreement dated as of August 2, 1996, Pledgor pledged certain or all of the Shares to the Lender to secure Pledgor's obligations to the Lender under the Loan Agreement and the other Loan Documents; and

     WHEREAS, Pledgor and the Lender desire to amend and restate the Stock Pledge Agreement;

     NOW, THEREFORE, in order to induce the Lender to continue to make Loans subject to the terms and conditions of the Loan Agreement, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. Defined Terms. When used herein, the following terms shall have the following respective meanings:

           "Collateral" shall have the meaning given such term in Section 2 hereof.

           "Event of Default" shall mean the occurrence of any one or more of the following events:

           (a) the occurrence of any Event of Default under, and as such term is defined in, the Loan Agreement; or

           (b) any of the Collateral shall be attached or levied upon or seized in any legal proceedings, or held by virtue of any lien or distress, or any other event or condition shall occur or exist which shall result in the Lender no longer having a perfected, first priority security interest in the Collateral, subject only to Permitted Liens; or

           (c) default by the Pledgor in the observance or performance of any covenant or agreement contained in this Agreement or any other Loan Document to which Pledgor is a party; or





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           (d) this Agreement ceases to be in full force and effect or Pledgor renounces or disputes any of its obligations hereunder.

           "Foreign Subsidiaries" shall mean Integrity Music Europe, Limited, a U.K. private company, and Integrity Media Asia Pte Ltd, a Singapore private company.

           "Pledged Stock" shall have the meaning given such term in Section 2 hereof.

           "Property Act" means the Conveyancing and Law of Property Act, Chapter 61 of Singapore.

           "Stock" shall mean all shares, options, interests, participations or other equivalents (howsoever designated) of or in a corporation, whether voting or non-voting, including, without limitation, common stock, warrants, preferred stock, convertible debentures and all agreements, instruments and documents convertible, in whole or in part, into any one or more or all of the foregoing.

     Except to the extent otherwise defined herein, all other capitalized terms contained in this Agreement shall have the meanings ascribed to such terms in the Loan Agreement.

     2. Pledge. Pledgor hereby pledges, conveys, hypothecates, mortgages, charges, assigns, sets over, delivers and grants to the Lender as security for the payment and performance when due of all the Obligations, a security interest in all of Pledgor's right, title and interest in and to the following, whether now owned or hereafter acquired (collectively, the "Collateral"): (i) all of the Shares and all additional Stock of each of the Subsidiaries (other than the Foreign Subsidiaries) from time to time acquired by Pledgor in any manner from and after the date hereof and (ii) all of the Shares of the Foreign Subsidiaries set forth on Exhibit A attached hereto and incorporated herein by reference and all additional Stock of each of the Foreign Subsidiaries from time to time acquired by Pledgor in any manner from and after the date hereof (the Shares pledged pursuant to clauses (i) and (ii) above being hereinafter collectively referred to as the "Pledged Stock"), including, without limitation, all stock rights, rights to subscribe, stock splits, stock dividends, new securities and certificates, subscriptions, additions and replacements declared or issued with respect to or on account of any Pledged Stock, together with all proceeds thereof and all cash, additional securities and other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any and all such Pledged Stock.

     3. Representations and Warranties of Pledgor. Pledgor hereby represents and warrants to the Lender as follows:

           (a) Corporate Existence and Qualification. Pledgor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and Pledgor is duly qualified as a foreign corporation in good standing in the State of Alabama. Pledgor is duly qualified as a foreign corporation in good standing in each other state wherein the conduct of its business or the ownership of its property requires such qualification except where the failure to maintain such



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      qualification or good standing could not reasonably be expected to result in a Material Adverse Effect;

           (b) Authority; Valid and Binding Effect. Pledgor has the corporate power and authority to execute, deliver and perform its obligations under this Agreement and the Loan Documents to which it is a party, and has taken all necessary and appropriate corporate action to authorize the execution, delivery and performance of this Agreement and such Loan Documents to which it is a party. This Agreement and the other Loan Documents to which Pledgor is a party constitute the valid and legally binding obligations of Pledgor, enforceable against Pledgor in accordance with their respective terms except that enforceability may be limited by bankruptcy, insolvency and other laws affecting creditor's rights generally and except that the availability of certain remedies may be limited by general principles of equity;

           (c) No Conflict. The execution, delivery and performance by Pledgor of this Agreement (a) are not in contravention of any provisions of Applicable Law the violation of which might have a Material Adverse Effect; (b) will not violate or result in a default under any agreement or indenture to which the Pledgor is a party or by which Pledgor is bound, the violation or default of which might have a Material Adverse Effect; (c) do not contravene the Certificate of Incorporation or By-laws of Pledgor; and (d) will not result in or require the creation or imposition of any Lien on any of the property or assets of Pledgor other than Liens in favor of the Lender created by this Agreement;

           (d) Governmental Action. The execution, delivery and performance of this Agreement do not require any registration with, consent or approval of, or any notice to, or other action to, with or by any Governmental Authority, the failure of which to obtain might have a Material Adverse Effect, except for (i) filings, consents or notices which have been obtained and a copy thereof furnished to Lender; and (ii) filings necessary to perfect the Liens granted by this Agreement;

           (e) Security Interest. This Agreement and the pledge of the Collateral pursuant hereto create a valid and, together with and upon the physical delivery of certificates evidencing the Pledged Stock to the Lender, perfected first priority security interest in the Collateral in favor of the Lender securing the payment of the Obligations, and all filings and all other actions necessary or desirable to perfect such security interest have been taken;

           (f) Title. Pledgor is the legal and equitable owner of, and has the complete and unconditional authority to pledge, the Collateral and holds the same free and clear of any and all liens, claims, charges, encumbrances and security interests of any nature whatsoever, except for Permitted Liens; no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Lender relating to this Agreement; Pledgor has not granted or given any proxy, power of attorney, option or right of first refusal with respect to any of the Collateral except to the Lender; and Pledgor is not a party to any agreement which restricts its right to vote, assign, pledge, transfer or give a proxy or power of attorney with respect to any of the Collateral or any interest therein;



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           (g) Shares.  Except as specifically set forth on Exhibit A hereto, the Pledged Stock constitutes one hundred percent (100%) of the issued and outstanding Shares of the Subsidiaries (other than the Foreign Subsidiaries) and sixty-five percent (65%) of the issued and outstanding Shares of the Foreign Subsidiaries, all of which Shares have been duly authorized, are validly issued in full compliance with all applicable securities laws and other Applicable Law, and are fully paid and nonassessable; and there are no existing options, warrants or commitments of any kind or nature or any outstanding securities or other instruments convertible into shares of any class of voting stock of the Subsidiaries, and no stock of the Subsidiaries is held in treasury of such Subsidiaries; and

           (h) No Violation of Securities Laws. Pledgor's execution and delivery of this Agreement does not directly or indirectly violate or result in a violation of any securities laws.

     4. Covenants and Agreements of Pledgor. Pledgor covenants and agrees as follows:

           (a) Delivery of Certificates. Pledgor shall have delivered to the Lender all certificates evidencing the Collateral, accompanied by executed stock powers in blank, and by such other instruments or documents as the Lender or its counsel may reasonably request;

           (b) After Acquired Collateral Delivery. Promptly, and in any event within ten (10) days after Pledgor acquires any additional Stock or receives or is issued any Stock or other securities or property in respect of any of the Collateral, whether or not for value paid for it, Pledgor shall, subject to Section 5(a) hereof, (i) deliver such Stock or other securities or property (including, but not limited to, any and all certificates evidencing any such Stock or securities) to the Lender together with stock powers or other appropriate instruments of transfer, executed in blank, all to be held subject to the terms of this Agreement; and (ii) execute and deliver such pledge agreements, security agreements, financing statements or other instruments, documents or agreements as may be necessary or appropriate to confirm, evidence or perfect the security interests granted hereby; provided, however, that nothing contained in this Section 4(b) shall require Pledgor to Pledge in excess of sixty-five percent (65%) of the issued and outstanding Shares of any Foreign Subsidiary;

           (c) No New Stock. Except as permitted by the Loan Agreement, Pledgor will not, subsequent to the date of this Agreement, cause or permit the Subsidiaries to issue any Stock or securities convertible into Stock, unless and except upon first having obtained the prior written consent of the Lender;

           (d) Taxes. Pledgor will pay all taxes, assessments and charges levied, assessed or imposed upon the Collateral owned by it prior to the date on which penalties attach thereto, except where the same may be contested in good faith by appropriate proceedings and for which adequate reserves have been established;

           (e) No Transfer. Other than as permitted under Section 7.3 of the Loan Agreement, Pledgor will not sell, assign, transfer or otherwise dispose of all or any portion of the Collateral owned by Pledgor, or any rights therein, without the prior written consent of the Lender;



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           (f) No Amendments.  Without the prior written consent of the Lender,
      Pledgor will not approve or consent to any changes to the Certificate or Articles of Incorporation or By-Laws of any Subsidiary which would in any way impair or diminish the rights of the Lender hereunder;

           (g) Right to Perform. In the event that Pledgor fails or refuses to perform any of its obligations set forth herein, the Lender shall have the right, without obligation, to do all things it deems necessary or advisable to discharge the same, and any sums paid by the Lender, or the cost thereof, including without limitation, attorneys' fees, shall constitute Obligations, be secured by the Collateral and bear interest as provided in the Loan Agreement until paid;

           (h) No Obligation. Pledgor acknowledges and agrees that nothing contained herein shall obligate the Lender or any Lender or impose a duty upon the Lender or any Lender to assume any duties or obligations of Pledgor with respect to any of the Collateral; and

           (i) Further Assurances. Pledgor agrees at anytime and from time to time, at Pledgor's expense, to execute and deliver all further instruments and documents and to perform all acts and do all things that may be reasonably necessary or desirable or that the Lender may request, now or hereafter, to evidence, preserve or protect the creation, attachment or perfection of the security interests herein granted to the Lender or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to the Collateral including, without limitation, all action specified in Section 6 hereof. The obligations of Pledgor under this Section 4(i) shall, with respect to Integrity Media Asia Pte Ltd, be in addition to and not in substitution for the covenants for any further assurance deemed to be included herein by virtue of the Property Act.

      5.   Distributions; Etc.

           (a) Right of Pledgor to Receive Distributions. So long as no Event of Default exists hereunder or under the Loan Agreement, or would exist upon the payment of the distribution amounts described in this Section 5(a), Pledgor shall have the right to receive cash distributions declared and paid with respect to the Collateral owned by Pledgor, to the extent such distributions are permitted by the Loan Agreement. Any and all stock or liquidating distributions, other distributions in property, return of capital or other distributions made on or in respect of Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of any Subsidiary or received in exchange for Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any Subsidiary may be a party or otherwise, shall be and become part of the Collateral pledged hereunder and, if received by Pledgor, shall be received in trust, for the benefit of the Lender, shall be segregated from other funds of Pledgor and shall be forthwith paid over to the Lender as Collateral in the same form as so received (together with any necessary endorsements.)

           (b) Holding Collateral; Exchanges. The Lender may hold any of the Collateral, endorsed or assigned in blank, and may deliver any of the Collateral to Pledgor for the purpose of



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      making denominational exchanges or registrations or transfers or for such other reasonable purpose in furtherance of this Agreement as the Lender may deem desirable. The Lender shall have the right, if reasonably necessary or desirable in order to perfect or maintain the perfection of the Lien created hereby, without notice to Pledgor, to transfer to or register in the name of the Lender or any of its nominees, any or all of the Collateral; provided that notwithstanding the foregoing, until any transfer of beneficial ownership with respect to the Collateral pursuant to any exercise of remedies under Section 6 hereof, Pledgor shall continue to be the beneficial owner of the Collateral. In addition, the Lender shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

           (c) Termination of Pledgor's Right to Receive Distributions. Upon and after the occurrence of any Event of Default and during the continuation thereof, all rights of Pledgor to receive any cash distributions pursuant to Section 5(a) hereof shall cease, and all such rights shall thereupon become vested in the Lender and the Lender shall have the sole and exclusive right to receive and retain the distributions which Pledgor would otherwise be authorized to receive and retain pursuant to Section 5(a) hereof. In such event, Pledgor shall pay over to the Lender any distributions received by it with respect to the Collateral and any and all money and other property paid over to or received by the Lender pursuant to the provisions of this Section 5(c) shall be retained by the Lender as Collateral hereunder and/or shall be applied to the repayment of the Obligations in accordance with the provisions hereof.

      6. Remedies. Upon and after an Event of Default, the Lender shall have the following rights and remedies:

           (a) Set-Off. The right of Lender to set-off, without notice to Pledgor, any and all deposits at any time credited by or due from Lender to Pledgor whether in a general or special, time or demand, final or provisional account or any other account or represented by a certificate of deposit and whether or not matured or contingent.

           (b) Secured Creditor. All of the rights and remedies of a secured party under the Uniform Commercial Code of the state where such rights and remedies are asserted, or under other applicable law all of which rights and remedies shall be cumulative, and none of which shall be exclusive, to the extent permitted by law, in addition to any other rights and remedies contained in this Agreement.

           (c) Right of Sale. The Lender may, without demand and without advertisement, notice or legal process of any kind (except as may be required by law), all of which Pledgor waives, at any time or times (i) apply any cash distributions received by the Lender pursuant to Section 5(c) hereof to the Obligations; and (ii) if following such application there remains outstanding any Obligations, sell the remaining Collateral, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Lender shall deem appropriate. At any such sale, the Collateral, or any portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Lender may (in its sole and absolute discretion)



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      determine.  The Lender shall not be obligated to make any sale of the
      Collateral if it shall determine not to do so, regardless of the fact that notice of the sale of the Collateral may have been given. In case the sale of all or part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Lender until the sale price is paid by the purchaser or purchasers thereof, but the Lender shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again. At any sale or sales made pursuant to this Section 6, the Lender may, to the maximum extent permitted by Applicable Law, bid for and purchase, free from any claim or right of whatever kind, including any equity of redemption, of Pledgor, any such demand, notice, claim, right or equity being hereby expressly waived and released, any or all of the Collateral offered for sale, and may make any payment on the account thereof by using any claim for moneys then due and payable to the Lender or any Lender by Pledgor as a credit against the purchase price; and the Lender, upon compliance with the terms of sale, may hold, retain and dispose of the Collateral without further accountability therefor to the Pledgor or any third party. The Lender shall be authorized at any sale (if, on the advice of counsel, it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or resale thereof, and upon consummation of any sale the Lender shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each purchaser at any sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which Pledgor now has or may have at any time in the future under any rule of law or statute now existing or hereafter enacted. The proceeds realized from the sale of any Collateral shall be applied first to the costs, expenses and attorneys' fees and expenses actually incurred by Lender for collection and for acquisition, completion, protection, removal, sale and delivery of the Collateral; second, to interest due upon any of the Obligations; and third, to the principal of the Obligations. If any deficiency shall arise, Pledgor shall remain liable to the Lender therefor in accordance with the terms of the Loan Agreement. If any surplus shall remain, the Lender shall pay such surplus to the Person legally entitled thereto. The provisions of this Section 6(c) shall be qualified with respect to Integrity Media Asia Pte Ltd. by the following: (1) the restriction in Section 25 of the Property Act on the exercise of the statutory power of sale shall not apply to any exercise by the Lender of its power of sale or other disposal or of other powers conferred under
      Section 24 of the Property Act which shall arise; (2) the statutory power under Section 29 of the Property Act of appointing a receiver of the Collateral or the income thereof, immediately upon any such default by the Pledgor; (3) a writing by an officer or agent of the Lender in favor of a purchaser that either or both of the foregoing such powers has arisen and is exercisable shall be conclusive evidence of that fact; and (4) the powers and protections conferred by this Agreement in relation to the Collateral or any part thereof on the Lender shall be in addition to and not in substitution for the powers and protections conferred on mortgagees or chargees under the Property Act, which shall apply to the security created by this Agreement except insofar as they are expressly or impliedly excluded. Where there is any ambiguity or conflict between the powers contained in the Property Act and those conferred by this Agreement as aforesaid, then the terms of this Agreement shall prevail.

           (d) Notice. Any notice required to be given by the Lender of a sale, or other disposition of the Collateral or any other intended action by the Lender, given to Pledgor in the manner specified in Section 9(i) at least ten (10) days prior to the date of such intended action, shall constitute


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      commercially reasonable and fair notice thereof to Pledgor.

           (e) Securities Laws. In view of the position of Pledgor in relation to the securities now or hereafter included in the Collateral, or because of other present or future circumstances, a question may arise under the securities laws with respect to any disposition of the Collateral permitted hereunder. Pledgor understands that compliance with the securities laws may very strictly limit the course of the Lender's conduct if the Lender attempts to dispose of all or any part of the Collateral and may also limit the extent to which or the manner in which any subsequent transferee of any Collateral may dispose of the same. The Pledgor will not attempt to hold the Lender responsible for selling all or any part of the Collateral at a price less than that available on any public or private market, and Pledgor agrees that even if the Lender shall accept the first offer received or does not approach more than one possible purchaser such sale shall still be deemed commercially reasonable. Without limiting the generality of the foregoing, Pledgor clearly understands and agrees that the Lender shall be entitled to place all or any part of the Collateral for private placement by an investment banking firm, that any such investment banking firm may purchase all or any part of the Collateral for its own account, and that the Lender shall be entitled to place all or any part of the Collateral privately with a purchaser or purchasers, notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Lender sells.

      7.   Power of Attorney; Proxy.

           (a) Appointment of the Lender as Pledgor's Attorney-In-Fact.
      Pledgor irrevocably designates, makes, constitutes and appoints the Lender (and all Persons designated by the Lender), as its true and lawful attorney (and agent-in-fact) and the Lender, or the Lender's agent, may, without notice to Pledgor, in the name of Pledgor or the Lender: (i) at such time or times thereafter as the Lender or said agent, in its discretion may determine, endorse the name of Pledgor upon any checks, notes, acceptance, money orders, certificates, drafts or other forms of payment of security that come into the Lender's possession; and (ii) after the occurrence of an Event of Default, (1) transfer the Collateral on the books of Pledgor with full power of substitution in the premises, and (2) do all acts and things necessary, in the Lender's discretion, to fulfill the obligations of Pledgor under this Agreement.

           (b) Irrevocable Proxy. Upon the delivery from the Lender to Pledgor following the occurrence of any Event of Default of notice affirmatively assuming voting rights with respect to the Stock included in the Collateral, the Lender, or its nominee, without notice or demand of any kind to Pledgor, shall have the sole and exclusive right to exercise all voting powers pertaining to any and all of the Collateral (and to give written consents in lieu of voting thereon) and may exercise such power in such manner as the Lender, in its sole discretion, shall determine. THIS PROXY IS COUPLED WITH AN INTEREST AND IS IRREVOCABLE. The exercise by the Lender of any of its rights and remedies under this Section shall not be deemed a disposition of Collateral under Article 9 of the Uniform Commercial Code nor an acceptance by the Lender of any of the Collateral in satisfaction of any of the Obligations.

      8. Release and Termination. Pledgor acknowledges and agrees that this Agreement shall continue in full force and effect unless and until all Obligations have been fully and irrevocably paid and



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performed and all financing arrangements between Pledgor and the Lender have been terminated. After this Agreement has terminated, the Lender, at Pledgor's expense, shall return all Collateral then in its possession and control to Pledgor.

      9.   Miscellaneous.

           (a) Modification of Agreement; Sale of Interest. This Agreement may not be modified, altered or amended, except by an agreement in writing signed by Pledgor and the Lender. Pledgor may not sell, assign or transfer this Agreement or any portion thereof, including, without limitation, Pledgor's rights, title, interests, remedies, powers, and/or duties hereunder. Pledgor hereby consents to the Lender's assignment and transfer of this Agreement including, without limitation, the Lender's rights, title, interests, remedies, powers, and/or duties hereunder upon the appointment of any successor to the Lender. Pledgor also hereby consents to the assignment or transfer, at any time or times hereafter, of the beneficial interests granted under this Agreement or of any portion thereof, upon the participation, sale, assignment, transfer, or other disposition by the Lender of Loans made by it, or any portion thereof, in accordance with the Loan Agreement.

           (b) Expenses. Pledgor will upon demand pay to the Lender the amount of all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel, that the Lender may actually incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation or sale of or the collection from, or other realization upon, any of the Collateral, (iii) the exercise, enforcement of any rights of the Lender hereunder, and/or (iv) the failure by Pledgor to perform or observe any of the provisions hereof.

           (c) Loan Document. This Agreement shall be construed as a Loan Document and shall be subject to all of the benefits, terms and conditions of the Loan Agreement with respect thereto.

           (d) Waiver by the Lender. Each and every right and remedy granted to the Lender under this Agreement, or any other document delivered hereunder or in connection herewith or allowed it by law or in equity, shall be cumulative and may be exercised from time to time. The failure of the Lender, at any time or times hereafter, to require strict performance of any provision of this Agreement by Pledgor, shall not waive, affect or diminish any right of the Lender thereafter to demand strict compliance and performance therewith. Any suspension or waiver by the Lender of an Event of Default by Pledgor under this Agreement shall not suspend, waive or affect any other Event of Default by Pledgor under this Agreement, whether the same is prior or subsequent thereto and whether of the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of Pledgor contained in this Agreement and no Event of Default hereunder shall be deemed to have been suspended or waived by the Lender, unless such suspension or waiver is by an instrument in writing signed by a duly authorized representative of the Lender and directed to such Pledgor specifying such suspension or waiver.

           (e) Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

           (f) Parties. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of Pledgor and the Lender, for the benefit of the Lender. This provision, however, shall not be deemed to modify Section 9(a) hereof.

           (g) Conflict of Terms. Except as otherwise provided in this Agreement by specific reference to the applicable provision of the Loan Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in the Loan Agreement, the provision contained in the Loan Agreement shall govern and control.

           (h) Waivers by Pledgor. Except as otherwise provided for in this Agreement, Pledgor hereby waives (i) presentment, demand and protest and notice of presentment, protest, default, non-payment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by the Lender on which Pledgor may in any way be liable and hereby ratifies and confirms whatever the Lender may do in this regard; (ii) any bond or security which might be required by any court prior to allowing the Lender to exercise the Lender's remedies; and
      (iii) the benefit of all valuation, appraisement and exemption laws.

           (i) Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been given or made when (i) delivered to Borrower in the manner set forth in
      Section 12.7 of the Loan Agreement, in the case of notices to Pledgor; and
      (ii) delivered to the Lender in the manner set forth in Section 12.7 of the Loan Agreement in the case of notices to the Lender.

           (j) Survival. All representations, warranties and covenants made herein shall survive the execution and delivery of all of this Agreement and the other Loan Documents. The terms and provisions of this Agreement shall continue in full force and effect until all of the Obligations have been paid in full and the Lender has terminated the Loan Agreement in writing, whichever last occurs; provided, further, that Pledgor's obligations under Section 9(b) shall survive the repayment of the Obligations and the termination of this Agreement.

           (k) Time of the Essence.  Time is of the essence in this Agreement.

           (l) Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

           (m) Reinstatement. This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization Pledgor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or custodian, trustee or similar officer for, Pledgor or any part of its respective property, or otherwise, all as though such payments had not been made.

           (n) Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which when fully executed shall be an original and all of said counterparts taken together, shall constitute one and the same agreement. Any signature page to this Agreement may be witnessed by a telecopy or facsimile of any original signature page and any signature page of any counterpart hereof may be appended to any other counterpart hereof to form a completely executed counterpart hereof.

           (o) GOVERNING LAW; JURISDICTION. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. PLEDGOR HEREBY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (B) AGREES THAT SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK SHALL APPLY TO THIS AGREEMENT; AND (C) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE REGARDING THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

           (p) WAIVER OF JURY TRIAL. AFTER REVIEWING THIS PROVISION SPECIFICALLY WITH ITS COUNSEL, PLEDGOR HEREBY KNOWINGLY, INTELLIGENTLY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING BASED ON OR ARISING OUT OF, UNDER, IN CONNECTION WITH, OR RELATING TO THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY, THE TRANSACTIONS CONTEMPLATED HEREBY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF PLEDGOR OR THE LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER MAKING THE LOANS TO PLEDGOR.

                                ________________
                                    Initials

     IN WITNESS WHEREOF, Pledgor has caused its duly authorized officers to set their respective hands and the seal of the Pledgor as of the date first above written.
                                 "Pledgor"

                                 INTEGRITY INCORPORATED
                                 a Delaware corporation


                                 By:  /s/ Michael Coleman
                                    --------------------------------
                                    Name:
                                    Title:


                                 Attest: /s/
                                        ----------------------------
                                        Name:
                                        Title:

                                        [CORPORATE SEAL]

                                   EXHIBIT A



                                                                      Percentage of
                                    Number of  Class of  Certificate   Outstanding
            Subsidiary               Shares     Shares       No.      Capital Stock
            ----------               ------     ------       ---      ------------
1.  Integrity Music, Inc.              1,000    Common        1           100%

2.  Integrity at Home Incorporated       100    Common        1           100%

3.  Integrity Distribution
     Company, Inc.                       100    Common        1           100%

4.  Integrity Music Europe Limited       650    Ordinary      8            65%

5.  Integrity Media Asia Pte Ltd     195,000    Ordinary      4            65%